UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	001-31616	22-3059110

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California		90067

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)

     Not applicable.

Item 7. Financial Statements and Exhibits
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

1.1 Distribution Agreement, dated November 7, 2003, between the Registrant and ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Registrant’s Medium-Term Notes, Series P (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated November 7, 2003, establishing the terms of the Notes.

4.2 Form of Certificate for the Global Floating Rate Note.

4.3 Form of Certificate for the Global Fixed Rate Note.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
/s/ Alan H. Lund

	By:	Alan H. Lund Vice Chairman and Chief Financial Officer
DATED: November 7, 2003